UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 14, 2017

Fabrinet

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34775	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices, including zip code)

+66 2-524-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Performance Incentive Plan

On December 14, 2017, Fabrinet’s shareholders approved Fabrinet’s amended and restated 2010 Performance Incentive Plan (the “2010 Plan”), which increases the number of authorized shares issuable under the 2010 Plan by 2,100,000 ordinary shares and provides for certain other amendments as described in the section entitled “Proposal Three – Approval of Fabrinet’s Amended and Restated 2010 Performance Incentive Plan” of Fabrinet’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 20, 2017.

A copy of the 2010 Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 14, 2017, Fabrinet held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 34,755,369 ordinary shares of Fabrinet, or approximately 92.5% of the total shares entitled to vote. The voting results for each of the proposals considered at the Annual Meeting are provided below.

Proposal 1

The shareholders elected the nominees listed below as Class II directors to serve on Fabrinet’s board of directors (the “Board”) for a term of three years or until their respective successors have been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Seamus Grady	31,650,659	630,530	2,474,180
Thomas F. Kelly	31,494,121	787,068	2,474,180
Dr. Frank H. Levinson	31,326,408	954,781	2,474,180

Proposal 2

The shareholders ratified the appointment of PricewaterhouseCoopers ABAS Ltd. as Fabrinet’s independent registered public accounting firm for the fiscal year ending June 29, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,251,617	305,721	198,031	—

Proposal 3

The shareholders approved Fabrinet’s amended and restated 2010 Performance Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,110,241	1,633,159	537,789	2,474,180

Proposal 4

The shareholders approved, on an advisory basis, the compensation of Fabrinet’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,119,340	7,634,187	527,662	2,474,180

Proposal 5

The shareholders voted for “1 YEAR” as the frequency of holding future votes on the compensation of Fabrinet’s named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
26,858,427	18,787	5,202,714	201,261	2,474,180

Consistent with the results of the vote and the Board’s recommendation, the Board has determined that Fabrinet will hold an advisory vote on the compensation of Fabrinet’s named executive officers every year until the next required advisory vote on the frequency of such votes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

10.1	Amended and Restated 2010 Performance Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

By:	/s/ Toh-Seng Ng
Toh-Seng Ng
Executive Vice President, Chief Financial Officer

Date: December 15, 2017